UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 4, 2006
                        (Date of Earliest Event Reported)


                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-24218                   95-4782077
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification Number)


                            6922 Hollywood Boulevard
                                   12th Floor
                          Los Angeles, California 90028
               (Address of principal executive offices) (Zip Code)

                                 (323) 817-4600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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* EXPLANATORY NOTE: This amended Form 8-K contains the correct version of the press release issued today and supercedes the prior Form 8-K.


Item 2.02. Results of Operations and Financial Condition.

         On May 4, 2006, Gemstar-TV Guide International, Inc. ("Gemstar") issued a press release announcing the company's earnings for the first quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

         The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act whether made before or after the date of this report except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number          Description

99.1 Press Release dated May 4, 2006 announcing first quarter earnings for 2006.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                        By:   /s/ Stephen H. Kay
                                              ----------------------------------
                                               Stephen H. Kay
                                               Executive Vice President, General
                                               Counsel and Secretary


Date: May 4, 2006


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



                                  Exhibit Index


Exhibit 99.1. Press Release dated May 4, 2006 announcing first quarter earnings for 2006.




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